ASSET ALLOCATION

Alliance Balanced
Shares

Semi-Annual Report
January 31, 2002

                                                       AllianceCapital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
March 4, 2002

Dear Shareholder:

This report provides the performance and market activity for Alliance Balanced Shares (the "Fund") for the semi-annual reporting period ended January 31, 2002.

Investment Objective and Policies

This open-end fund seeks a high return through a combination of current income and capital appreciation. It invests principally in a diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. government and agency obligations, bonds and senior debt securities.

Investment Results

The following table provides performance data for the Fund and its benchmarks, the Standard and Poor's (S&P) 500 Stock Index, the Lehman Brothers (LB) Government/Credit Bond Index, the Salomon Brothers 1-Year Treasury Bond Index and a 60%/25%/15% composite of all three indices for the six- and 12-month periods ended January 31, 2002. For comparative purposes, the Lipper Balanced Funds Average (the "Lipper Average"), which measures the Fund against a peer group of funds, is also shown for the corresponding periods.

INVESTMENT RESULTS*
Periods Ended January 31, 2002

                        ---------------------
                            Total Returns
                        ---------------------
                        6 Months    12 Months
---------------------------------------------
Class A                   -3.79%       -3.76%
---------------------------------------------
Class B                   -4.14%       -4.42%
---------------------------------------------
Class C                   -4.11%       -4.46%
---------------------------------------------

                        ---------------------
                           Total Returns
                        ---------------------
                        6 Months    12 Months
---------------------------------------------
Lipper Balanced
Funds Average             -2.77%       -7.33%
---------------------------------------------
S&P 500
Stock Index               -6.01%      -16.14%
---------------------------------------------
Lehman Brothers
Government/
Credit Bond
Index                      3.03%        7.50%
---------------------------------------------
Salomon Brothers
1-Year Treasury
Bond Index                 2.57%        5.93%
---------------------------------------------
Composite
Benchmark:
60% S&P 500
Stock Index /
25% Lehman
Brothers
Government/
Credit Bond
Index / 15%
Salomon
Brothers 1-Year
Treasury Bond
Index                     -2.46%       -6.92%
---------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of January 31, 2002. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Total return for Advisor Class shares will vary due to different expenses charged to this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged


--------------------------------------------------------------------------------
                                                    ALLIANCE BALANCED SHARES o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      Lehman Brothers (LB) Government/Credit Bond Index is a broad measure of the performance of intermediate (one- to 10-year) government and corporate fixed-rate debt issues. The Salomon Brothers 1- Year Treasury Bond Index represents performance of U.S. Treasury bills with one-year maturities. The composite benchmark represents a blend of these three indices, as indicated in the preceding text. All comparative indices are unmanaged and reflect no fees or expenses. The Lipper Balanced Funds Average reflects the performance of 498 funds for the six-month period and 481 funds for the 12-month period ended January 31, 2002. These funds have generally similar investment objectives to the Fund, although the investment policies of some funds included in the average may vary. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including Alliance Balanced Shares.

      Additional investment results appear on pages 5-8.

Performance and Strategy

For the six-month period ended January 31, 2002, the Fund underperformed its composite benchmark consisting of 60% S&P 500 Stock Index, 25% LB Government/Credit Bond Index, and 15% Salomon Brothers 1-Year Treasury Bond Index. The Fund also underperformed its peer group, the Lipper Balanced Funds Average for the six-month period. However, the Fund outperformed both the composite benchmark and the Lipper Average over the past 12-month period.

The Fund's underperformance over the six-month period was primarily due to stock selection. There were several contributing factors over the past six months that led to these negative stock contributions. First, the U.S. economy had either slipped into recession or had come very close. Then, the September 11 terrorist attacks negatively impacted consumer behavior. Finally, questions regarding Enron's financial statements reduced confidence in the accounting systems of other companies.

Together, these factors drove the S&P 500 down 6.01% during the period. The Fund, beginning the period with a 60% equity allocation, performed commensurately. Thus, negative stock contributors included companies affected by the fear of terrorism, such as Continental Airlines, and their suppliers, including General Electric. The issues with Enron caused collateral damage, as well, in our merchant energy holdings of Dynegy and AES Corporation.

U.S. Treasuries and agencies continue to represent almost 60% of total fixed income investments. Corporate bond allocations were increased in January with expectations of renewed economic growth. Although we expect the U.S. economy to recover in early 2002 (aided by inventory restocking and ample liquidity), we foresee a below average growth rate for the year, and, thus, do not expect the U.S. Federal Reserve to increase interest rates before the second


--------------------------------------------------------------------------------
2 o ALLIANCE BALANCED SHARES

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

half of the year. Low inflation will likely support current interest rate levels, but the yield curve should flatten (short rates rising with stable-to-lower long rates) as the economy strengthens. Corporate earnings should improve by mid-year, supporting creditworthiness.

Sectors that should benefit in this environment include the stronger telecommunications companies, banks, and cyclicals. Autos also represent superior value. Current underweight positions in the Fund include the retail, broadcasting, and energy sectors.

Market Review and Outlook

The U.S. economy bottomed in the third quarter of 2001 and has experienced an inventory-led rebound since that time. While the economy is recovering, it is not expected to be so strong as to prompt U.S. Federal Reserve tightening for most of this year. Despite aggressive easing by the U.S. Federal Reserve in 2001, investor expectations for economic recovery forced bond yields higher late in the year. The Fed Funds rate ended the year at a decade-low 1.75%. While longer bond yields ended the year close to where they were in early 2001, volatility was significant. Ten-year Treasury yields peaked at 5.5% in late May, and reached a low of 4.3% in early November before rising late in the year.

We anticipate a first quarter rebound in the U.S. economy, reflecting inventory replenishment following near-record fourth quarter inventory reductions. We believe accommodative fiscal and monetary policies will make a difference in 2002. The housing sector has remained strong as low interest rates make financing more affordable and strong demographic trends support solid demand for housing units. While unemployment will likely rise, we believe it should moderate by mid-year.

We are thereby positioning the Fund's portfolio to benefit from the anticipated improvement in U.S. economic growth. Corporate securities stand to gain the most from a pick-up in economic activity and a renewal of investor confidence. The market is still pricing corporate securities cheaply relative to Treasuries, with the average corporate bond yielding 184 basis points more than Treasuries as of January 31, 2002--a high spread level by historical measure. Recent market concern regarding liberal or abusive accounting practices and more frequent and severe bond rating actions should keep spreads wide in the near-term. As accounting and earning fears dissipate, we expect to increase our holdings in investment-grade corporate bonds.

Most of the elements that supported strong corporate returns in 2001 are still in place as we enter 2002, namely low nominal rates, a steep yield curve and substantial market liquidity. In 2001, these factors allowed investment-grade companies to issue a record volume of more than $600 billion in the face of economic softness and weakening earnings. In 2002, new-issue supply should moderate as corporations rein in capital expenditures and modest economic recovery ensues.

While all of these conditions are normally conducive to strong stock performance, concerns about the quality of earnings in the U.S. corporate sector


--------------------------------------------------------------------------------
                                                    ALLIANCE BALANCED SHARES o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

have held back the market. As these concerns dissipate with enhanced financial disclosure and oversight, we believe the stock market will rebound.

Thank you for your continued interest and investment in Alliance Balanced Shares. We look forward to reporting to you again in the upcoming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Paul C. Rissman

Paul C. Rissman
Senior Vice President


/s/ Andrew Aran

Andrew Aran
Vice President


/s/ Frank Caruso

Frank Caruso
Vice President

[PHOTO OMITTED] John D. Carifa

[PHOTO OMITTED] Paul C. Rissman

[PHOTO OMITTED] Andrew Aran

[PHOTO OMITTED] Frank Caruso

Portfolio Managers, Paul C. Rissman, Andrew Aran and Frank Caruso, have over 53 years combined investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE BALANCED SHARES

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE BALANCED SHARES
GROWTH OF A $10,000 INVESTMENT
1/31/92 TO 1/31/02

S&P 500 Index: $33,870

Alliance Balanced Shares Class A: $25,807

Composite Benchmark: $20,228

LB Gov't/Credit Bond Index: $20,634

SB 1-Year Treasury Bond Index: $17,106

[The following table was depicted by a mountain graph in the printed material.]

                                   Composite
                   Alliance      (60% S&P 500,
                   Balanced       25% LB Govt/
                    Shares       Corp, 15% SB%                      LB Gov't/
                     Fund        1-Yr Treasury)     S&P Index     Credit Index
--------------------------------------------------------------------------------

1/31/1992          $9,576          $10,000           $10,000         $10,000
1/31/1993         $10,610          $10,754           $11,056         $11,158
1/31/1994         $11,644          $11,477           $12,478         $12,307
1/31/1995         $10,965          $11,620           $12,543         $11,924
1/31/1996         $14,038          $13,345           $17,387         $14,037
1/31/1997         $15,454          $14,394           $21,964         $14,373
1/31/1998         $18,927          $15,920           $27,873         $15,978
1/31/1999         $22,097          $17,578           $36,934         $17,371
1/31/2000         $22,440          $18,158           $40,753         $16,874
1/31/2001         $26,816          $19,636           $40,386         $19,195
1/31/2002         $25,807          $20,228           $33,870         $20,634



This chart illustrates the total value of an assumed $10,000 investment in Alliance Balanced Shares Class A shares (from 1/31/92 to 1/31/02) as compared to the performance of an appropriate composite and indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Fund's composite benchmark is comprised of 60% Standard &Poor's (S&P) 500 Stock Index, 25% Lehman Brothers (LB) Government/Credit Bond Index and 15% Salomon Brothers 1-Year Treasury Bond Index. The unmanaged S&P 500 Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged LB Government/Credit Bond Index is a broad measure of the performance of intermediate (one- to 10-year) government and corporate fixed-rate debt issues. The Salomon Brothers 1-Year Treasury Bond Index represents performance of U.S. Treasury bills with one-year maturities. The composite benchmark represents a blend of these three indices, as indicated in the preceding text. All comparative indices are unmanaged and reflect no fees or expenses.

When comparing Alliance Balanced Shares to the composite and indices shown above, you should note that no charges or expenses are reflected in the performance of the composite. An investor cannot invest directly in a composite or an index, and its results are not indicative of any specific investment, including Alliance Balanced Shares.


--------------------------------------------------------------------------------
                                                    ALLIANCE BALANCED SHARES o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE BALANCED SHARES
HISTORY OF RETURNS
YEARLY PERIODS ENDED 1/31

   [The following table was depicted by a bar chart in the printed material.]

               Alliance Balanced Shares--Yearly Periods Ended 1/31
--------------------------------------------------------------------------------
                              Alliance Balanced Shares      Composite Benchmark*
--------------------------------------------------------------------------------
       1/31/93                          10.80%                     10.00%
       1/31/94                           9.75%                     11.50%
       1/31/95                          -5.83%                      0.02%
       1/31/96                          28.02%                     28.76%
       1/31/97                          10.09%                     17.22%
       1/31/98                          22.47%                     19.88%
       1/31/99                          16.75%                     22.53%
       1/31/00                           1.55%                      6.10%
       1/31/01                          19.50%                      4.11%
       1/31/02                          -3.76%                     -6.92%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor Class shares will vary from the results shown above due to different expenses charged to these classes. Returns for the Fund include the reinvestment of any distributions paid during each period.

* The composite benchmark is comprised of 60% Standard & Poor's (S&P) 500 Stock Index, 25% Lehman Brothers (LB) Government/Credit Bond Index and 15% Salomon Brothers 1-Year Treasury Bond Index. The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged LB Government/Credit Bond Index is a broad measure of the performance of intermediate (one- to 10-year) government and corporate fixed-rate debt issues. The Salomon Brothers 1-Year Treasury Bond Index represents performance of U.S. Treasury bills with one-year maturities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Balanced Shares.


--------------------------------------------------------------------------------
6 o ALLIANCE BALANCED SHARES

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
January 31, 2002 (unaudited)

INCEPTION DATES

Class A Shares
6/8/32
Class B Shares
2/4/91
Class C Shares
5/3/93

PORTFOLIO STATISTICS

Net Assets ($mil): $850.8
Median Market Capitalization ($mil): $33,815

SECURITY BREAKDOWN

 58.6% Common Stock
 16.6% Treasury Securities
 14.1% Corporate Bond                     [PIE CHART]
  6.7% FNMA
  0.1% Sovereign Debt

  3.9% Short-Term

All data as of January 31, 2002. The Fund's security breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                    ALLIANCE BALANCED SHARES o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 2002

Class A  Shares
-------------------------------------------------------------------------------
                             Without Sales Charge             With Sales Charge
                   1 Year            -3.76%                         -7.88%
                   5 Years           10.80%                          9.84%
                  10 Years           10.42%                          9.94%

Class B  Shares
--------------------------------------------------------------------------------
                             Without Sales Charge             With Sales Charge
                   1 Year            -4.42%                         -8.09%
                   5 Years            9.97%                          9.97%
                  10 Years            9.74%                          9.74%

Class C  Shares
--------------------------------------------------------------------------------
                             Without Sales Charge             With Sales Charge
                   1 Year            -4.46%                         -5.38%
                   5 Years            9.99%                          9.99%
           Since Inception*           9.83%                          9.83%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2001)

                             Class A              Class B            Class C
--------------------------------------------------------------------------------
                   1 Year     -2.53%               -2.78%              0.03%
                   5 Years    11.09%               11.19%             11.22%
                  10 Years    10.00%                9.80%             10.19%*

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund is a "balanced" fund and must invest at least 25% of its total assets in fixed-income securities. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since inception. Inception date of Class C shares is 5/3/93.


--------------------------------------------------------------------------------
8 o ALLIANCE BALANCED SHARES

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
January 31, 2002 (unaudited)

                                                                              Percent of
Company                                                  Value                Net Assets
----------------------------------------------------------------------------------------
U.S. Treasury Notes                            $   101,712,927                   12.0%
----------------------------------------------------------------------------------------
Federal National Mortgage Association               56,583,625                    6.7
----------------------------------------------------------------------------------------
U.S. Treasury Bonds                                 40,263,893                    4.7
----------------------------------------------------------------------------------------
Citigroup, Inc.                                     23,287,336                    2.7
----------------------------------------------------------------------------------------
Philip Morris Companies Inc.                        19,001,712                    2.2
----------------------------------------------------------------------------------------
Bank of America Corp.                               16,975,555                    2.0
----------------------------------------------------------------------------------------
Household International, Inc.                       16,781,100                    2.0
----------------------------------------------------------------------------------------
AT&T Corp.                                          15,230,361                    1.8
----------------------------------------------------------------------------------------
Bank One Corp.                                      14,815,887                    1.7
----------------------------------------------------------------------------------------
American Home Products                              13,643,260                    1.6
----------------------------------------------------------------------------------------
                                               $   318,295,656                   37.4%

MAJOR PORTFOLIO CHANGES
Six Months Ended January 31, 2002 (unaudited)

                                             -------------------------------------------
                                                       Shares or Principal
                                             -------------------------------------------
Purchases                                          Bought            Holdings 1/31/02
----------------------------------------------------------------------------------------
American Home Products                            211,000                     211,000
----------------------------------------------------------------------------------------
American International Group, Inc.                169,000                     169,000
----------------------------------------------------------------------------------------
Fannie Mae                                        130,000                     130,000
----------------------------------------------------------------------------------------
Federal National Mortgage Association,
   5.00%, 1/15/07                             $16,000,000                 $16,000,000
----------------------------------------------------------------------------------------
Federal National Mortgage Association,
   5.50%, 3/15/11                             $14,500,000                 $22,000,000
----------------------------------------------------------------------------------------
Morgan Stanley & Co., Inc.,
   7.187%, 9/15/11                            $10,010,000                 $10,010,000
----------------------------------------------------------------------------------------
Procter & Gamble Co.                              136,000                     136,000
----------------------------------------------------------------------------------------
U.S. Treasury Note, 3.50%, 11/15/06           $13,500,000                 $13,500,000
----------------------------------------------------------------------------------------
U.S. Treasury Note, 3.50%, 1/15/11            $17,328,610                 $17,329,000
----------------------------------------------------------------------------------------
U.S. Treasury Note, 6.125%, 8/15/07           $23,000,000                 $23,000,000
----------------------------------------------------------------------------------------

Sales                                                Sold            Holdings 1/31/02
----------------------------------------------------------------------------------------
Chevron Corp.                                      77,000                          -0-
----------------------------------------------------------------------------------------
Comcast Corp. Cl.A                                175,600                     123,100
----------------------------------------------------------------------------------------
Federal National Mortgage Association,
   6.75%, 8/15/02                             $28,350,000                          -0-
----------------------------------------------------------------------------------------
First Data Corp.                                   74,900                          -0-
----------------------------------------------------------------------------------------
Honeywell International, Inc.                     185,000                          -0-
----------------------------------------------------------------------------------------
Pharmacia Corp.                                   145,400                     112,000
----------------------------------------------------------------------------------------
U.S. Treasury Note, 5.00%,2/15/11              $7,500,000                  $8,475,000
----------------------------------------------------------------------------------------
U.S. Treasury Note, 5.75%, 8/15/10            $19,650,000                    $200,000
----------------------------------------------------------------------------------------
U.S. Treasury Note, 6.125%, 8/31/02            $8,000,000                          -0-
----------------------------------------------------------------------------------------
U.S. Treasury Note, 7.25%, 5/15/04             $8,000,000                          -0-
----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                    ALLIANCE BALANCED SHARES o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
January 31, 2002 (unaudited)

Company                                                Shares             Value
-------------------------------------------------------------------------------

Common Stocks & Other Investments-58.7%

Finance-16.9%
Banking - Money Centers-1.5%
J.P. Morgan Chase & Co. ..........................    381,000   $    12,973,050
                                                                ---------------

Banking - Regional-5.1%
Bank of America Corp. ............................    269,325        16,975,555
Bank One Corp. ...................................    371,500        13,931,250
KeyCorp. .........................................    378,500         9,314,885
National City Corp. ..............................    120,400         3,385,648
                                                                ---------------
                                                                     43,607,338
                                                                ---------------
Insurance-1.5%
American International Group, Inc. ...............    169,000        12,531,350
                                                                ---------------

Mortgage Banking-2.4%
Fannie Mae........................................    130,000        10,523,500
MGIC Investment Corp. ............................     30,000         2,010,000
PMI Group, Inc. ..................................     27,700         1,954,235
Washington Mutual, Inc. ..........................    177,300         6,084,936
                                                                ---------------
                                                                     20,572,671
                                                                ---------------
Miscellaneous-6.4%
Capital One Financial Corp. ......................    120,100         6,025,417
Citigroup, Inc. ..................................    491,294        23,287,336
Household International, Inc. ....................    327,500        16,781,100
MBNA Corp. .......................................    227,787         7,972,545
                                                                ---------------
                                                                     54,066,398
                                                                ---------------
                                                                    143,750,807
Energy-7.3%
Domestic Integrated-0.5%
Occidental Petroleum Corp. .......................     67,000         1,738,650
Phillips Petroleum Co. ...........................     39,300         2,297,871
                                                                ---------------
                                                                      4,036,521
                                                                ---------------
Domestic Producers-1.0%
Apache Corp. .....................................    116,270         5,637,932
Kerr-McGee Corp. .................................     62,300         3,298,785
                                                                ---------------
                                                                      8,936,717
                                                                ---------------
International-2.6%
BP Plc (ADR) (United Kingdom).....................    274,100        12,805,952
ENI SpA (ADR) (Italy).............................    140,200         9,169,080
                                                                ---------------
                                                                     21,975,032
                                                                ---------------
Oil Service-1.7%
Noble Drilling Corp.(a)...........................    215,700         6,895,929
Transocean Sedco Forex, Inc. .....................    248,300         7,607,912
                                                                ---------------
                                                                     14,503,841
                                                                ---------------

--------------------------------------------------------------------------------
10 o ALLIANCE BALANCED SHARES

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                Shares             Value
-------------------------------------------------------------------------------

Miscellaneous-1.5%
Dynegy, Inc. Cl.A.................................    549,600   $    13,107,960
                                                                ---------------
                                                                     62,560,071
                                                                ---------------
Consumer Staples-7.2%
Beverages-1.5%
Anheuser-Busch Cos., Inc. ........................    264,800        12,517,096
                                                                ---------------

Cosmetics-1.2%
Avon Products, Inc. ..............................    204,800        10,076,160
                                                                ---------------

Household Products-1.3%
Procter & Gamble Co. .............................    136,000        11,108,480
                                                                ---------------

Retail - Food & Drug-1.0%
Kroger Co.(a).....................................    421,600         8,684,960
                                                                ---------------

Tobacco-2.2%
Philip Morris Companies, Inc. ....................    379,200        19,001,712
                                                                ---------------
                                                                     61,388,408
                                                                ---------------
Health Care-6.7%
Drugs-3.1%
American Home Products............................    211,000        13,643,260
Pharmacia Corp. ..................................    112,000         4,536,000
Schering-Plough Corp. ............................    246,000         7,965,480
                                                                ---------------
                                                                     26,144,740
                                                                ---------------
Medical Products-0.8%
Abbott Laboratories...............................    111,700         6,445,090
                                                                ---------------

Medical Services-2.8%
Cardinal Health, Inc. ............................     78,000         5,140,980
IMS Health, Inc. .................................    127,500         2,543,625
Tenet Healthcare Corp.(a).........................    129,600         8,267,184
WellPoint Health Networks, Inc.(a)................     65,000         8,247,850
                                                                ---------------
                                                                     24,199,639
                                                                ---------------
                                                                     56,789,469
Utilities-6.6%
Electric & Gas Utility-3.9%
AES Corp.(a)......................................    371,800         5,037,890
Ameren Corp. .....................................     24,600         1,054,602
Consolidated Edison, Inc. ........................     54,300         2,225,757
Constellation Energy Group........................     38,900         1,096,980
DTE Energy Co. ...................................    145,700         5,973,700
DTE Energy Trust I pfd.(a)........................     60,000         1,520,628
Duke Energy Corp. ................................    114,800         4,003,076
Entergy Corp. (New)...............................     65,800         2,709,644
FirstEnergy Corp. ................................     97,300         3,619,560
FPL Group, Inc. ..................................    102,300         5,484,303
                                                                ---------------
                                                                     32,726,140
                                                                ---------------


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                Shares             Value
-------------------------------------------------------------------------------

Telephone Utility-2.7%
AT&T Corp. .......................................    786,600   $    13,922,820
SBC Communications, Inc. .........................    224,100         8,392,545
Viatel, Inc.(a)...................................      4,090               102
WorldCom, Inc.-MCI Group..........................      2,005            24,842
WorldCom, Inc.-WorldCom Group.....................     57,925           582,146
                                                                ---------------
                                                                     22,922,455
                                                                ---------------
                                                                     55,648,595
                                                                ---------------
Technology-3.6%
Communication Equipment-1.0%
Lucent Technologies, Inc. pfd.(b).................     79,500         9,102,750
                                                                ---------------

Computer Services-0.4%
Computer Sciences Corp.(a)........................     30,000         1,335,000
Electronic Data Systems Corp. ....................     36,700         2,297,787
                                                                ---------------
                                                                      3,632,787
                                                                ---------------
Contract Manufacturing-1.4%
Flextronics International, Ltd. (Singapore)(a)....    211,200         4,688,640
Sanmina Corp.(a)..................................    342,000         5,020,560
Solectron Corp.(a)................................    175,800         2,060,376
                                                                ---------------
                                                                     11,769,576
                                                                ---------------
Semi-Conductor Components-0.8%
Agere Systems, Inc. Cl.A(a).......................     73,700           377,345
Micron Technology, Inc.(a)........................    183,400         6,189,750
                                                                ---------------
                                                                      6,567,095
                                                                ---------------
                                                                     31,072,208
                                                                ---------------
Consumer Services-3.3%
Airlines-0.3%
Continental Airlines, Inc. Cl.B(a)................     77,900         2,270,006
                                                                ---------------

Broadcasting & Cable-0.5%
Comcast Corp. Cl.A(a).............................    123,100         4,373,743
United Pan Europe Cl.A pfd.(a)(c)(d)..............          2            10,000
                                                                ---------------
                                                                      4,383,743
                                                                ---------------
Cellular Communications-0.7%
AT&T Wireless Services, Inc.(a)...................    174,778         2,009,947
Sprint Corp. (PCS Group)(a).......................    261,000         4,275,180
                                                                ---------------
                                                                      6,285,127
                                                                ---------------
Entertainment & Leisure-1.3%
Carnival Corp. ...................................    411,800        11,135,072
                                                                ---------------

Gaming-0.1%
Park Place Entertainment Corp.(a).................    127,100         1,239,225
                                                                ---------------

Printing & Publishing-0.0%
American Banknote Corp.
   warrants, expiring 12/01/02(a)(b)..............      1,000                10
                                                                ---------------


--------------------------------------------------------------------------------
12 o ALLIANCE BALANCED SHARES

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                Shares             Value
-------------------------------------------------------------------------------

Retail - General Merchandise-0.4%
Sears, Roebuck & Co. .............................     60,100   $     3,175,684
                                                                ---------------
                                                                     28,488,867
                                                                ---------------
Capital Goods-2.5%
Miscellaneous-2.5%
General Electric Co. .............................    229,600         8,529,640
United Technologies Corp. ........................    186,200        12,797,526
                                                                ---------------
                                                                     21,327,166
                                                                ---------------
Transportation-1.5%
Railroad-1.5%
Burlington Northern Santa Fe Corp. ...............     67,000         1,892,080
Union Pacific Corp. ..............................    175,100        10,864,955
                                                                ---------------
                                                                     12,757,035
                                                                ---------------
Multi-Industry Companies-1.4%
Tyco International, Ltd. .........................    345,797        12,154,765
                                                                ---------------

Basic Industry-1.4%
Chemicals-1.4%
E.I. du Pont de Nemours & Co. ....................    137,500         6,073,375
Eastman Chemical Co. .............................     22,400           899,584
Lyondell Chemical Co. ............................    279,500         3,764,865
Solutia, Inc. ....................................     98,400           874,776
                                                                ---------------
                                                                     11,612,600
                                                                ---------------
Communications-0.2%
Ford Motor Co. Capital Trust II pfd. .............         30         1,606,500
                                                                ---------------

Consumer Manufacturing-0.1%
Building & Related-0.1%
American Standard Cos., Inc.(a)...................      7,100           459,370
                                                                ---------------

Total Common Stocks & Other Investments
   (cost $487,549,631)............................                  499,615,861
                                                                ---------------

--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Principal
                                                       Amount
Company                                                 (000)             Value
-------------------------------------------------------------------------------

Debt Obligations-23.3%
U.S. Government & Agency Obligations-23.3%
Federal National Mortgage Association
   5.00%, 1/15/07.................................    $16,000   $    16,080,000
   5.50%, 3/15/11.................................     22,000        21,769,660
   6.00%, 12/15/05................................      5,500         5,787,045
   6.625%, 10/15/07...............................     12,000        12,946,920
U.S. Treasury Bonds
   5.375%, 2/15/31................................      9,500         9,418,395
   6.25%, 8/15/23.................................      7,800         8,337,498
   6.25%, 5/15/30.................................        100           109,156
   6.875%, 8/15/25................................      8,475         9,764,810
   8.125%, 8/15/19................................      8,815        11,212,944
   9.875%, 11/15/15...............................      1,000         1,421,090
U.S. Treasury Notes
   3.50%, 11/15/06................................     13,500        12,997,935
   3.50%, 1/15/11.................................     17,329        17,404,336
   4.625%, 5/15/06................................      6,900         6,989,493
   5.00%, 2/15/11.................................      8,475         8,459,067
   5.00%, 8/15/11.................................      5,875         5,861,253
   5.625%, 5/15/08................................      1,700         1,782,076
   5.75%, 8/15/10.................................        200           210,188
   6.00%, 8/15/09.................................      3,150         3,363,129
   6.125%, 8/15/07................................     23,000        24,699,930
   6.875%, 5/15/06................................     15,825        17,402,594
   7.50%, 2/15/05.................................      2,300         2,542,926
                                                                ---------------

Total Debt Obligations
   (cost $195,239,048)............................                  198,560,445
                                                                ---------------
Corporate Debt Obligations-14.3%
Aerospace - Defense-0.3%
Northrop Grumman Corp.
   7.125%, 2/15/11(b).............................      1,275         1,329,455
Raytheon Co.
   8.20%, 3/01/06.................................        900           977,364
                                                                ---------------
                                                                      2,306,819
                                                                ---------------
Automotive-0.1%
Federal Mogul Corp.
   7.875%, 7/01/10................................      1,800           283,500
Ford Motor Credit Co.
   7.875%, 6/15/10................................        400           409,049
                                                                ---------------
                                                                        692,549
                                                                ---------------


--------------------------------------------------------------------------------
14 o ALLIANCE BALANCED SHARES

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                    Principal
                                                       Amount
Company                                                 (000)             Value
-------------------------------------------------------------------------------

Banking-2.3%
Bank One Corp.
   7.875%, 8/01/10................................     $  800   $       884,637
Barclays Bank Plc
   8.55%, 9/29/49(b)..............................      1,000         1,124,645
BB&T Corp.
   6.50%, 8/01/11.................................      1,000         1,015,538
Chase Manhattan Corp.
   7.00%, 11/15/09................................      1,000         1,048,043
Cho Hung Bank Co., Ltd.
   11.875%, 4/01/10(b)............................        420           469,350
Citicorp
   6.375%, 11/15/08...............................        500           508,405
DBS Group Holdings, Ltd.
   7.125%, 5/15/11(b).............................      1,500         1,549,581
First Massachusetts Bank
   7.625%, 6/15/11................................        800           838,006
First Union Capital II
   7.95%, 11/15/29................................      1,350         1,419,463
First Union Corp.
   7.80%, 8/18/10.................................        850           937,696
HSBC Capital Funding LP
   10.176%, 12/31/49(b)...........................      2,500         3,243,342
Sanwa Bank, Ltd.
   7.40%, 6/15/11.................................      1,600         1,472,802
Unicredito Italiano Capital Trust
   9.20%, 10/05/49(b).............................      1,750         1,966,099
US Bancorp
   7.50%, 6/01/26.................................      2,025         2,183,371
Zions Financial Corp.
   6.95%, 5/15/11.................................        800           812,197
                                                                ---------------
                                                                     19,473,175
                                                                ---------------
Broadcasting/Media-0.4%
Antenna TV, SA
   9.75%, 7/01/08(b)(d)...........................        400           261,227
AT&T Corp.-Liberty Media Group
   8.25%, 2/01/30(b)..............................      1,250         1,209,685
Clear Channel Communications, Inc.
   7.875%, 6/15/05................................        850           906,394
Liberty Media Group
   7.875%, 7/15/09................................      1,350         1,378,156
                                                                ---------------
                                                                      3,755,462
                                                                ---------------
Building/Real Estate-0.1%
Meritage Corp.
   9.75%, 6/01/11.................................        400           420,000
                                                                ---------------


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Principal
                                                       Amount
Company                                                 (000)             Value
-------------------------------------------------------------------------------

Cable-0.2%
Charter Communications Holdings
   10.00%, 5/15/11................................     $  800   $       803,000
Cox Communications, Inc.
   7.75%, 11/01/10................................        850           909,633
                                                                ---------------
                                                                      1,712,633
                                                                ---------------
Chemicals-0.0%
Resolution Performance Products
   13.50%, 11/15/10...............................        250           280,000
                                                                ---------------

Communications-1.4%
AT&T Canada, Inc.
   7.65%, 9/15/06.................................      1,600           527,488
AT&T Corp.
   8.00%, 11/15/31(b).............................        750           780,053
British Telecommunications Plc
   8.375%, 12/15/10...............................      2,300         2,561,660
Koninklijke (Royal) KPN NV
   4.75%, 11/05/08(d).............................        500           380,941
Paramount Communications, Inc.
   7.50%, 7/15/23.................................      1,700         1,683,893
Qwest Capital Funding, Inc.
   7.90%, 8/15/10.................................        850           856,309
Sprint Capital Corp.
   6.875%, 11/15/28...............................      1,700         1,530,078
   7.625%, 1/30/11................................      2,175         2,255,453
WorldCom, Inc.-WorldCom Group
   8.25%, 5/15/31.................................      1,600         1,590,051
                                                                ---------------
                                                                     12,165,926
                                                                ---------------
Communications - Fixed-0.2%
WorldCom, Inc.-WorldCom Group
   7.375%, 1/15/06................................      1,650         1,651,732
                                                                ---------------

Communications - Mobile-0.7%
AT&T Wireless Services, Inc.
   7.875%, 3/01/11(b).............................      2,000         2,095,000
   8.75%, 3/01/31(b)..............................      2,000         2,203,410
Nextel Communications, Inc.
   9.375%, 11/15/09...............................      1,150           845,250
TELUS Corp.
   7.50%, 6/01/07.................................        800           841,191
Tritel PCS, Inc.
   10.375%, 1/15/11...............................        300           342,750
                                                                ---------------
                                                                      6,327,601
                                                                ---------------


--------------------------------------------------------------------------------
16 o ALLIANCE BALANCED SHARES

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                    Principal
                                                       Amount
Company                                                 (000)             Value
-------------------------------------------------------------------------------


Corporate-0.1%
Lucent Technologies, Inc.
   7.25%, 7/15/06.................................     $  750   $       652,500
                                                                ---------------

Electric & Gas Utility-0.1%
First Energy Corp.
   7.375%, 11/15/31...............................      1,000         1,036,896
                                                                ---------------

Energy-0.7%
Apache Finance PTY, Ltd.
   6.50%, 12/15/07................................      1,250         1,292,440
Canadian Natural Resources, Ltd.
   7.20%, 1/15/32.................................        750           745,433
Conoco, Inc.
   5.90%, 4/15/04.................................        850           884,032
Pemex Project Funding Master Trust
   9.125%, 10/13/10...............................        850           903,125
Union Pacific Resources Group, Inc.
   7.30%, 4/15/09.................................        850           897,224
Virginia Electric & Power Co.
   5.375%, 2/01/07................................      1,500         1,499,595
Yosemite Security Trust I
   8.25%, 11/15/04(b).............................        450            78,750
                                                                ---------------
                                                                      6,300,599
                                                                ---------------
Financial-2.8%
Ford Motor Credit Co.
   6.875%, 2/01/06................................      2,500         2,511,043
   7.375%, 2/01/11................................      1,600         1,589,227
Goldman Sachs Group, Inc.
   6.60%, 1/15/12.................................      1,000         1,008,281
   6.65%, 5/15/09.................................        800           818,333
Household Finance Corp.
   5.75%, 1/30/07.................................        800           789,705
   6.375%, 10/15/11...............................      1,100         1,067,064
   6.50%, 1/24/06.................................        425           434,693
   7.875%, 3/01/07................................      1,350         1,452,689
Lehman Brothers Holdings, Inc.
   7.875%, 8/15/10................................        850           928,327
Merrill Lynch & Co., Inc.
   6.00%, 2/17/09.................................      1,000           998,153
Morgan Stanley & Co., Inc.
   7.187%, 9/15/11(b).............................     10,010        10,797,677
PXRE Capital Trust I
   8.85%, 2/01/27.................................        750           435,000
Sovereign Real Estate Investor Trust pfd.
   12.00%, 8/29/49(b).............................        500           522,500
                                                                ---------------
                                                                     23,352,692
                                                                ---------------


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 17

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Principal
                                                       Amount
Company                                                 (000)             Value
-------------------------------------------------------------------------------


Food/Beverage-0.4%
Delhaize America, Inc.
   9.00%, 4/15/31(b)..............................     $  300   $       361,854
Fosters Fin Corp.
   6.875%, 6/15/11(b).............................        800           828,587
Kellogg Co. Series B
   6.60%, 4/01/11(b)..............................        700           724,074
Ralston Purina Co.
   8.625%, 2/15/22................................      1,200         1,503,607
                                                                ---------------
                                                                      3,418,122
                                                                ---------------
Healthcare-0.4%
HCA-The Healthcare Co.
   7.875%, 2/01/11................................        800           844,000
   8.75%, 9/01/10.................................        250           276,250
WellPoint Health Networks
   6.375%, 1/15/12................................      1,875         1,847,938
                                                                ---------------
                                                                      2,968,188
                                                                ---------------
Industrial-0.7%
Airgas, Inc.
   9.125%, 10/01/11(b)............................        250           262,500
Cendant Corp.
   6.875%, 8/15/06(b).............................      1,000           979,247
Continental Cablevision, Inc.
   9.00%, 9/01/08.................................      1,700         1,926,732
Deere & Co.
   7.85%, 5/15/10.................................        850           926,163
General Motors Corp.
   7.20%, 1/15/11.................................        750           753,759
Tyco International Group SA
   6.375%, 6/15/05................................      1,500         1,459,243
                                                                ---------------
                                                                      6,307,644
                                                                ---------------
Insurance-0.8%
Frank Russell & Co.
   5.625%, 1/15/09(b).............................      1,000           981,305
Korea Deposit Insurance Corp.
   2.50%, 10/11/05(b).............................        500           522,500
Markel Capital Trust I Series B
   8.71%, 1/01/46.................................        800           562,758
Prudential Insurance Co.
   8.30%, 7/01/25(b)..............................      2,000         2,157,594
SunAmerica, Inc.
   8.125%, 4/28/23................................      2,000         2,255,192
                                                                ---------------
                                                                      6,479,349
                                                                ---------------


--------------------------------------------------------------------------------
18 o ALLIANCE BALANCED SHARES

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                    Principal
                                                       Amount
Company                                                 (000)             Value
-------------------------------------------------------------------------------

Municipal Obligation-0.2%
Dallas-Fort Worth Texas International
   7.07%, 11/01/24................................    $ 2,000   $     2,060,060
                                                                ---------------

Non-Air Transportation-0.2%
Union Pacific Corp.
   6.625%, 2/01/29................................      1,700         1,653,923
                                                                ---------------

Paper/Packaging-0.1%
Domtar, Inc.
   7.875%, 10/15/11...............................        750           789,860
                                                                ---------------

Petroleum Products-0.1%
Canadian Natural Resources, Ltd.
   6.70%, 7/15/11.................................        700           702,242
                                                                ---------------

Public Utilities - Electric & Gas-1.3%
Calpine Corp.
   8.50%, 2/15/11.................................      1,600         1,328,000
Dominion Resources Capital Trust III
   8.40%, 1/15/31.................................        800           844,719
Dominion Resources, Inc.
   8.125%, 6/15/10................................        850           946,436
DPL, Inc.
   8.25%, 3/01/07.................................      1,000         1,077,571
Elwood Energy LLC
   8.159%, 7/05/26(b).............................        987           963,169
FPL Energy Virginia Funding Corp.
   7.52%, 6/30/19(b)..............................        661           668,826
Mission Energy Holding Co.
   13.50%, 7/15/08................................        400           445,000
Nevada Power Co.
   8.25%, 6/01/11(b)..............................        800           851,035
Progress Energy, Inc.
   7.10%, 3/01/11.................................      1,600         1,692,650
PSEG Energy Holdings, Inc.
   10.00%, 10/01/09...............................        850           915,406
Yorkshire Power
   8.25%, 2/15/05(b)..............................        850           933,967
                                                                ---------------
                                                                     10,666,779
                                                                ---------------
Public Utilities - Telephone-0.2%
New Jersey Bell Telephone
   8.00%, 6/01/22.................................      1,500         1,602,748
                                                                ---------------


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 19

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Principal
                                                       Amount
Company                                                 (000)             Value
-------------------------------------------------------------------------------

Retail-0.4%
J.C. Penney & Co., Inc.
   7.60%, 4/01/07.................................     $  400   $       377,197
K Mart Funding Corp.
   9.44%, 7/01/18.................................        850           426,152
Kohl's Corp.
   7.25%, 6/01/29.................................        850           907,114
Sears Roebuck Acceptance Corp.
   7.00%, 2/01/11.................................      1,250         1,282,546
Toys R Us, Inc.
   7.625%, 8/01/11(b).............................        750           744,974
                                                                ---------------
                                                                      3,737,983
                                                                ---------------
Sovereign-0.1%
Quebec Province of Canada
   7.50%, 9/15/29.................................        850           967,320
                                                                ---------------

Total Corporate Debt Obligations
   (cost $120,352,768)............................                  121,482,802
                                                                ---------------
Short-Term Investment-4.0%
Time Deposit-4.0%
State Street Euro Dollar
   1.25%, 2/01/02
   (amortized cost $33,610,000)...................     33,610        33,610,000
                                                                ---------------

Total Investments-100.3%
   (cost $836,751,447)............................                  853,269,108
Other assets less liabilities-(0.3%)..............                   (2,468,129)
                                                                ---------------

Net Assets-100%...................................              $   850,800,979
                                                                ===============

(a)   Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At January 31, 2002, the aggregate market value of these securities amounted to $47,713,166 representing 5.6% of net assets.

(c)   Restricted and Illiquid security, valued at fair value (see Note A).

(d) Securities or portion thereof, with an aggregate market value of $652,168 have been segregated to collateralize forward exchange currency contracts.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
20 o ALLIANCE BALANCED SHARES

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
January 31, 2002 (unaudited)

Assets
Investments in securities, at value (cost $836,751,447) ................   $ 853,269,108
Cash ...................................................................             611
Foreign cash, at value (cost $17,633) ..................................          17,588
Dividends and interest receivable ......................................       6,106,346
Receivable for capital stock sold ......................................       4,268,849
Receivable for investment securities sold ..............................       3,379,983
                                                                           -------------
Total assets ...........................................................     867,042,485
                                                                           -------------
Liabilities
Payable for investment securities purchased ............................      14,698,764
Distribution fee payable ...............................................         485,963
Payable for capital stock redeemed .....................................         395,158
Advisory fee payable ...................................................         256,029
Accrued expenses .......................................................         405,592
                                                                           -------------
Total liabilities ......................................................      16,241,506
                                                                           -------------
Net Assets .............................................................   $ 850,800,979
                                                                           =============
Composition of Net Assets
Capital stock, at par ..................................................   $     588,774
Additional paid-in capital .............................................     844,540,278
Accumulated net investment loss ........................................      (1,104,620)
Accumulated net realized loss on investments and
   foreign currency transactions .......................................      (9,731,604)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities .................      16,508,151
                                                                           -------------
                                                                           $ 850,800,979
                                                                           =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($357,820,141 / 24,157,011 shares of capital stock
   issued and outstanding) .............................................         $14.81
Sales charge--4.25% of public offering price ...........................            .66
                                                                                 ------
Maximum offering price .................................................         $15.47
                                                                                 ======
Class B Shares
Net asset value and offering price per share
   ($355,427,397 / 25,073,487 shares of capital stock
   issued and outstanding) .............................................         $14.18
                                                                                 ======
Class C Shares
Net asset value and offering price per share
   ($129,997,578 / 9,137,366 shares of capital stock
   issued and outstanding) .............................................         $14.23
                                                                                 ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($7,555,863 / 509,579 shares of capital stock
   issued and outstanding) .............................................         $14.83
                                                                                 ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 21

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended January 31, 2002 (unaudited)

Investment Income
Interest.......................................   $      8,281,798
Dividends (net of foreign taxes
   withheld of $19,268)........................          3,676,472     $      11,958,270
                                                  ----------------
Expenses
Advisory fee...................................          1,902,954
Distribution fee-Class A.......................            429,930
Distribution fee-Class B.......................          1,560,637
Distribution fee-Class C.......................            590,152
Transfer agency................................            851,883
Custodian......................................             87,196
Printing.......................................             76,938
Administrative.................................             75,384
Audit and legal................................             50,405
Registration...................................             49,483
Directors' fees................................             10,998
Miscellaneous..................................             11,012
                                                  ----------------
Total expenses.................................                                5,696,972
                                                                       -----------------
Net investment income..........................                                6,261,298
                                                                       -----------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized loss on investment
   transactions................................                               (1,600,119)
Net realized loss on foreign currency
   transactions................................                                  (51,737)
Net change in unrealized
   appreciation/depreciation of:
   Investments.................................                              (33,065,152)
   Foreign currency denominated assets
      and liabilities..........................                                   18,602
                                                                       -----------------
Net loss on investments and foreign
   currency transactions.......................                              (34,698,406)
                                                                       -----------------
Net Decrease in Net Assets
   from Operations.............................                        $     (28,437,108)
                                                                       =================

See notes to financial statements.


--------------------------------------------------------------------------------
22 o ALLIANCE BALANCED SHARES

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                               Six Months Ended       Year Ended
                                               January 31, 2002        July 31,
                                                  (unaudited)            2001
                                               ================      =============
Increase (Decrease) in Net Assets
from Operations
Net investment income .....................      $   6,261,298       $  10,765,784
Net realized gain (loss) on investments and
   foreign currency transactions ..........         (1,651,856)         17,610,439
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities .....        (33,046,550)         19,132,609
                                                 -------------       -------------
Net increase (decrease) in net assets
   from operations ........................        (28,437,108)         47,508,832
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ................................         (3,534,957)         (5,625,358)
   Class B ................................         (2,793,272)         (3,695,734)
   Class C ................................         (1,048,430)         (1,454,404)
   Advisor Class ..........................            (74,350)           (108,774)
Net realized gain on investments
   Class A ................................         (7,747,355)        (10,176,896)
   Class B ................................         (8,093,820)         (8,304,060)
   Class C ................................         (3,001,449)         (3,284,527)
   Advisor Class ..........................           (147,401)           (150,953)
Capital Stock Transactions
Net increase ..............................        230,629,367         224,798,513
                                                 -------------       -------------
Total increase ............................        175,751,225         239,506,639
Net Assets
Beginning of period .......................        675,049,754         435,543,115
                                                 -------------       -------------
End of period (including undistributed
   net investment income of
   $881,075 at July 31, 2001) .............      $ 850,800,979       $ 675,049,754
                                                 =============       =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
January 31, 2002 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Balanced Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. Fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
24 o ALLIANCE BALANCED SHARES

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, and foreign exchange currency contracts and currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of foreign currency denominated dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

7. Change in Accounting Principles

As required, effective August 1, 20`01, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the assets of the Fund. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $795,984 reduction in cost of investments and a $795,984 increase in net unrealized appreciation/depreciation, based on investments owned by the Fund on August 1, 2001. The effect of this change for the year ended January 31, 2002, was to decrease net investment income by $280,243, decrease net unrealzied depreciation by $134,098 and increase net realized gain by $414,333. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of ..625 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% of the excess over $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $75,384 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 2002.

The Fund compensates Alliance Global Investor Services, Inc., (formerly, Alliance Fund Services, Inc.) a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $675,733 for the six months ended January 31, 2002.

For the six months ended January 31, 2002, the Fund's expenses were reduced by $18,919 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $114,155 from the sales of Class A shares and $1,649, $324,581 and $19,586 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2002.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2002, amounted to $617,534, of which $53,635 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

Accrued expenses includes $17,606 owed to a Director under the Director's deferred compensation plan.


--------------------------------------------------------------------------------
26 o ALLIANCE BALANCED SHARES

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $12,932,357 and $1,662,211, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $341,080,660 and $158,498,336, respectively, for the six months ended January 31, 2002. There were purchases of $126,589,041 and sales of $86,848,082 of U.S. government and government agency obligations for the six months ended January 31, 2002.

At January 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $50,514,661 and gross unrealized depreciation of investments was $33,997,000 resulting in net unrealized appreciation on investments of $16,517,661, excluding foreign currency transactions.

In connection with the acquisition of Alliance Income Builder Fund, the Fund acquired a capital loss carryforward of $233,465. The Fund utilized $72,869 of that capital loss carryforward during the year ended July 31, 2001. At July 31, 2001 the Fund had a remaining capital loss carryforward of $35,621 expiring July 31, 2006 which may be used to offset future gains subject to certain limitations.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 27

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At January 31, 2002, the Fund had an outstanding forward exchange currency contract, to sell foreign currency against the U.S. dollar, as follows:

                                                 US $
                            Contract         Value on             US $
                              Amount      Origination          Current       Unrealized
                               (000)             Date            Value     Appreciation
                           ------------------------------------------------------------
Forward Exchange
   Currency Sale
   Contract

Euro,
   settling 2/13/02              678         $583,344         $582,175           $1,169

2. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium re-


--------------------------------------------------------------------------------
28 o ALLIANCE BALANCED SHARES

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ceived reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

For the six months ended January 31, 2002, the Fund did not engage in any option transactions.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                  ---------------------------------   ------------------------------------
                                 Shares                             Amount
                  ---------------------------------   ------------------------------------
                  Six Months Ended      Year Ended    Six Months Ended          Year Ended
                  January 31, 2002        July 31,    January 31, 2002            July 31,
                       (unaudited)            2001         (unaudited)                2001
                  ------------------------------------------------------------------------
Class A
Shares sold              7,579,194        6,112,816   $    114,647,532       $  96,568,621
------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions           681,004          906,817          9,952,197          13,807,406
------------------------------------------------------------------------------------------
Shares converted
   from Class B            182,771          164,576          3,093,613           2,644,740
------------------------------------------------------------------------------------------
Shares redeemed         (2,004,962)      (3,136,980)       (30,279,066)        (49,686,413)
------------------------------------------------------------------------------------------
Net increase             6,438,007        4,047,229   $     97,414,276       $  63,334,354
==========================================================================================

Class B
Shares sold              8,608,154        9,445,461   $    125,204,732       $ 143,120,583
------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions           628,134          743,140          8,796,083          10,856,846
------------------------------------------------------------------------------------------
Shares converted
   to Class A             (214,045)        (175,146)        (3,093,613)         (2,644,740)
------------------------------------------------------------------------------------------
Shares redeemed         (2,051,701)      (2,276,229)       (29,531,309)        (34,539,616)
------------------------------------------------------------------------------------------
Net increase             6,970,542        7,737,226   $    101,375,893       $ 116,793,073
==========================================================================================

Class C
Shares sold              2,781,998        3,558,176   $     40,628,068       $  54,197,275
------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions           197,243          280,462          2,768,778           4,109,752
------------------------------------------------------------------------------------------
Shares redeemed           (974,841)      (1,050,664)       (14,098,605)        (16,036,093)
------------------------------------------------------------------------------------------
Net increase             2,004,400        2,787,974   $     29,298,241       $  42,270,934
==========================================================================================


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 29

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                  ---------------------------------   ------------------------------------
                                 Shares                             Amount
                  ---------------------------------   ------------------------------------
                  Six Months Ended      Year Ended    Six Months Ended          Year Ended
                  January 31, 2002        July 31,    January 31, 2002            July 31,
                       (unaudited)            2001         (unaudited)                2001
                  ------------------------------------------------------------------------
Advisor Class
Shares sold               287,114          305,428         $ 4,328,307         $ 4,860,035
------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions           10,112           16,315             147,337             248,721
------------------------------------------------------------------------------------------
Shares redeemed          (128,449)        (170,345)         (1,934,687)         (2,708,604)
------------------------------------------------------------------------------------------
Net increase              168,777          151,398         $ 2,540,957         $ 2,400,152
==========================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2002.


--------------------------------------------------------------------------------
30 o ALLIANCE BALANCED SHARES

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                      -------------------------------------------------------------------------------------
                                                                            Class A
                                      -------------------------------------------------------------------------------------
                                        Six Months
                                             Ended
                                       January 31,                             Year Ended July 31,
                                           2002(a)      -------------------------------------------------------------------
                                       (unaudited)            2001         2000         1999           1998            1997
                                      -------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..............        $15.96          $15.53       $15.63       $15.97         $16.17          $14.01
                                      -------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ...........           .16             .39          .40          .36            .33             .31
Net realized and unrealized
  gain (loss) on investment
  transactions .....................          (.77)           1.16          .49         1.29           1.86            3.97
                                      -------------------------------------------------------------------------------------
Net increase (decrease) in net asset
  value from operations ............          (.61)           1.55          .89         1.65           2.19            4.28
                                      -------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ................          (.18)           (.38)        (.35)        (.34)          (.32)           (.32)
Distributions from net
  realized gains ...................          (.36)           (.74)        (.64)       (1.65)         (2.07)          (1.80)
                                      -------------------------------------------------------------------------------------
Total dividends and
  distributions ....................          (.54)          (1.12)        (.99)       (1.99)         (2.39)          (2.12)
                                      -------------------------------------------------------------------------------------
Net asset value,
  end of period ....................        $14.81          $15.96       $15.53       $15.63         $15.97          $16.17
                                      =====================================================================================
Total Return
Total investment return based
  on net asset value(c) ............         (3.79)%         10.42%        6.22%       11.44%         14.99%          33.46%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................      $357,820        $282,874     $212,326     $189,953       $123,623        $115,500
Ratio of expenses to average
  net assets .......................          1.10%(e)        1.17%        1.12%        1.22%(d)       1.30%(d)        1.47%(d)
Ratio of net investment
  income to average net
  assets ...........................          2.11%(e)        2.46%        2.62%        2.31%          2.07%           2.11%
Portfolio turnover rate ............            35%             63%          76%         105%           145%            207%

See footnote summary on page 35.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 31

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                      ----------------------------------------------------------------------------------------
                                                                            Class B
                                      ----------------------------------------------------------------------------------------
                                        Six Months
                                             Ended
                                       January 31,                             Year Ended July 31,
                                           2002(a)      ----------------------------------------------------------------------
                                       (unaudited)            2001         2000          1999            1998            1997
                                      ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..............        $15.31          $14.96       $15.11        $15.54          $15.83           $13.79
                                      ----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ...........           .10             .26          .27           .23             .21              .19
Net realized and unrealized
  gain (loss) on investment
  transactions .....................          (.74)           1.12          .48          1.25            1.81             3.89
                                      ----------------------------------------------------------------------------------------
Net increase (decrease) in net asset
  value from operations ............          (.64)           1.38          .75          1.48            2.02             4.08
                                      ----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ................          (.13)           (.29)        (.26)         (.26)           (.24)            (.24)
Distributions from net
  realized gains ...................          (.36)           (.74)        (.64)        (1.65)          (2.07)           (1.80)
                                      ----------------------------------------------------------------------------------------
Total dividends and
  distributions ....................          (.49)          (1.03)        (.90)        (1.91)          (2.31)           (2.04)
                                      ----------------------------------------------------------------------------------------
Net asset value,
  end of period ....................        $14.18          $15.31       $14.96        $15.11          $15.54           $15.83
                                      ========================================================================================
Total Return
Total investment return based
  on net asset value(c) ............         (4.14)%          9.63%        5.46%        10.56%          14.13%           32.34%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................      $355,427        $277,138     $155,060      $136,384         $47,728          $24,192
Ratio of expenses to average
  net assets .......................          1.85%(e)        1.93%        1.86%         1.97%(d)        2.06%(d)         2.25%(d)
Ratio of net investment
  income to average net
  assets ...........................          1.36%(e)        1.70%        1.88%         1.56%           1.34%            1.32%
Portfolio turnover rate ............            35%             63%          76%          105%            145%             207%

See footnote summary on page 35.


--------------------------------------------------------------------------------
32 o ALLIANCE BALANCED SHARES

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                      ---------------------------------------------------------------------------------------
                                                                            Class C
                                      ---------------------------------------------------------------------------------------
                                        Six Months
                                             Ended
                                       January 31,                             Year Ended July 31,
                                           2002(a)      ---------------------------------------------------------------------
                                       (unaudited)            2001         2000          1999            1998            1997
                                      ---------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..............        $15.36          $15.01      $15.15         $15.57          $15.86          $13.81
                                        -------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ...........           .10             .26         .28            .24             .21             .20
Net realized and unrealized
  gain (loss) on investment
  transactions .....................          (.74)           1.12         .48           1.25            1.81            3.89
                                        -------------------------------------------------------------------------------------
Net increase (decrease) in net asset
  value from operations ............          (.64)           1.38         .76           1.49            2.02            4.09
                                        -------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ................          (.13)           (.29)       (.26)          (.26)           (.24)           (.24)
Distributions from net
  realized gains ...................          (.36)           (.74)       (.64)         (1.65)          (2.07)          (1.80)
                                        -------------------------------------------------------------------------------------
Total dividends and
  distributions ....................          (.49)          (1.03)       (.90)         (1.91)          (2.31)          (2.04)
                                        -------------------------------------------------------------------------------------
Net asset value,
  end of period ....................        $14.23          $15.36      $15.01         $15.15          $15.57          $15.86
                                        =====================================================================================
Total Return
Total investment return based
  on net asset value(c) ............         (4.11)%          9.59%       5.52%         10.60%          14.09%          32.37%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................      $129,998        $109,592     $65,214        $63,517         $10,855          $5,510
Ratio of expenses to average
  net assets .......................          1.84%(e)        1.93%       1.86%          1.96%(d)        2.05%(d)        2.23%(d)
Ratio of net investment
  income to average net
  assets ...........................          1.38%(e)        1.71%       1.88%          1.57%           1.36%           1.37%
Portfolio turnover rate ............            35%             63%         76%           105%            145%            207%

See footnote summary on page 35.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 33

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    ---------------------------------------------------------------------------------------
                                                                       Advisor Class
                                    ---------------------------------------------------------------------------------------
                                      Six Months
                                           Ended                                                                    Oct. 2,
                                     January 31,                             Year Ended July 31,                 1996(f) to
                                         2002(a)      -----------------------------------------------------        July 31,
                                     (unaudited)            2001         2000          1999            1998            1997
                                    ---------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..............      $15.98          $15.54       $15.64        $15.98          $16.17          $14.79
                                       ------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ...........         .18             .44          .43           .39             .37             .23
Net realized and unrealized
  gain (loss) on investment
  transactions .....................        (.77)           1.16          .50          1.29            1.87            3.22
                                       ------------------------------------------------------------------------------------
Net increase (decrease) in net asset
  value from operations ............        (.59)           1.60          .93          1.68            2.24            3.45
                                       ------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ................        (.20)           (.42)        (.39)         (.37)           (.36)           (.27)
Distributions from net
  realized gains ...................        (.36)           (.74)        (.64)        (1.65)          (2.07)          (1.80)
                                       ------------------------------------------------------------------------------------
Total dividends and
  distributions ....................        (.56)          (1.16)       (1.03)        (2.02)          (2.43)          (2.07)
                                       ------------------------------------------------------------------------------------
Net asset value,
  end of period ....................      $14.83          $15.98       $15.54        $15.64          $15.98          $16.17
                                       ====================================================================================
Total Return
Total investment return
  based on net
  asset value(c) ...................       (3.66)%         10.75%        6.48%        11.71%          15.32%          25.96%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................      $7,556          $5,446       $2,943        $2,627          $2,079          $1,565
Ratio of expenses to average
  net assets .......................         .82%(e)         .91%         .86%          .97%(d)        1.06%(d)        1.30%(d)(e)
Ratio of net investment
  income to average
  net assets .......................        2.38%(e)        2.75%        2.88%         2.56%           2.33%           2.15%(d)
Portfolio turnover rate ............          35%             63%          76%          105%            145%            207%

See footnote summary on page 35.


--------------------------------------------------------------------------------
34 o ALLIANCE BALANCED SHARES

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement purposes only. For the six months ended January 31, 2002, the effect of this change to Class A, Class B and Class C was to decrease net investment income by $.01 and decrease Advisor Class by less than $.01 per share, increase net unrealized gains and losses by $.01 for Class A, Class B and Class C; and increase Advisor Class by less than $.01 per share. Consequently, the ratio of net investment income to average net assets was decreased from 2.18% to 2.11% for Class A, 1.44% to 1.36% for Class B, 1.45% to 1.38% for Class C and from 2.46% to 2.38% for Advisor Class on an annualized basis. Per share, ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:


                                                               Period
                                       Year Ended July 31,      Ended
                                       -------------------   July 31,
                                         1999      1998          1997
                                     --------------------------------
     Class A                            1.21%     1.29%         1.46%
     Class B                            1.96%     2.05%         2.24%
     Class C                            1.94%     2.04%         2.22%
     Advisor Class                       .96%     1.05%       1.29%(d)

(e)   Annualized.

(f)   Commencement of distribution.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 35

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


--------------------------------------------------------------------------------
36 o ALLIANCE BALANCED SHARES

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $455 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 41 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 640 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/01.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 37

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
38 o ALLIANCE BALANCED SHARES

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul C. Rissman, Senior Vice President
Andrew M. Aran, Vice President
Thomas J. Bardong, Vice President
Frank V. Caruso, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 39

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
40 o ALLIANCE BALANCED SHARES

NOTES


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 41

NOTES


--------------------------------------------------------------------------------
42 o ALLIANCE BALANCED SHARES

Alliance Balanced Shares
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

           AllianceCapital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

BALSR102